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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statements No. 333-24045, 033-63395, 033-62563, 33-16711, 33-2607, 2-77708 on Form S-8 and
Registration Statement No. 033-62561 on Form S-3 of Microsemi Corporation of our report dated May 21, 1999 of Linfinity Microelectronics Inc. appearing in this Current Report on Form 8-K/A.



DELOITTE & TOUCHE LLP
San Jose, California
June 25, 1999